                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                February 2, 1996



                            HAWAIIAN AIRLINES, INC.
            (Exact name of registrant as specified in its charter)



          HAWAII                          1-8836                 99-0042880
(State or other jurisdiction of        (Commission           (I.R.S. employer
incorporation or organization)         file number)         identification no.)


    3375 Koapaka Street, Suite G350
             Honolulu, HI                                        96819-1869
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code:  (808) 835-3700
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ITEM 5.  OTHER EVENTS.
         ------------

         A copy of Hawaiian Airlines, Inc.'s (the "Company") press release dated February 2, 1996 announcing the election of John W. Adams as its new Chairman of the Board of Directors is filed as an exhibit to this Current Report on Form 8-K. Bruce R. Nobles, former chairman of the board, will continue as the Company's President and Chief Executive Officer.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)  Exhibits.

              Exhibit 99.1  Press Release dated February 2, 1996.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HAWAIIAN AIRLINES, INC.



Dated:  February 2, 1996            By  /s/ C.J. David Davies
                                       ----------------------
                                       C.J. David Davies
                                       Senior Vice President-Finance
                                       and Chief Financial Officer
                                       (Principal Financial and
                                       Accounting Officer)


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